Investor Presentation
June 2009



Forward Looking Statements

Under the Private Securities Litigation Act of 1995

This document may contain or incorporate by reference forward-looking statements as defined under the federal securities laws regarding DCP Midstream Partners, LP, including projections, estimates, forecasts, plans and objectives. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership's actual results may vary materially from what management anticipated, estimated, projected or expected.

The key risk factors that may have a direct bearing on the Partnership's results of operations and financial condition are highlighted in the earnings release to which this presentation relates and are described in detail in the Partnership's periodic reports most recently filed with the Securities and Exchange Commission, including its most recent Form 10-K. Investors are encouraged to consider closely the disclosures and risk factors contained in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Information contained in this document is unaudited, and is subject to change.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Key Investment Highlights

- Capitalizing on strong sponsorship of DCP Midstream, ConocoPhillips and Spectra Energy
- Diversified business model and geographic footprint with strong market positions
- Balanced contract portfolio with significant fee-based business
- Multi-year hedging program mitigates downside risk even through periods of sustained low commodity prices
- Existing credit facility supports liquidity needs
- Experienced management team with a demonstrated track record of growing midstream and MLP businesses

Disciplined business model positions DPM for long term success

Ownership Structure


Spectra Energy
ConocoPhillips
50%
50%
dcp Midstream
36.6% Common LP Interests
(11.7MM units)
1.2% GP Interest
Public Unitholders
62.2% Common LP Interest
(20.0MM units)
dcp Midstream Partners
NYSE: DPM

Sponsors are strong investment grade companies representing decades of leadership in the energy space

DCP Midstream and the Partnership
Strategic Assets with Scale and Scope

Competitive Advantages

Assets	▪ Largest G&P asset base ▪ Located in most major gas basins
Scope & Business Model	▪ Broad G&P services model ▪ Integrated downstream (gas and NGL) operations
Customers	▪ Diverse contract portfolio ▪ Extensive / diversified customer base

DCP Midstream Stats (1)

2008 Volumes:

Total Throughput	7.1 TBtu/d
Gathered & Processed	5.9 TBtu/d
Natural Gas Liquids	360 MBpd

(1) Includes DCP Midstream Partners Volumes


DCP Midstream
DCP Midstream Gas Plant
DCP Midstream Partners Gas Plant
DCP Midstream Pipeline
DCP Midstream Partners Pipeline
DCP Midstream Partners Propane Terminal
Gas Storage
Office
Basins

DCP enterprise has a leading industry position in the midstream business

Business Strategies

STRATEGIES

OPTIMIZE:

- **Maximize profitability of existing assets**
  - Increase capacity utilization
  - Expand market access
  - Enhance operating efficiencies
  - Leverage ability to provide integrated services

BUILD:

- **Capitalize on organic expansion opportunities**
  - Expand existing infrastructure
  - Develop projects in new areas

ACQUIRE:

- **Pursue strategic and accretive acquisitions**
  - Consolidate with and expand existing infrastructure
  - Pursue new lines of business and geographic areas
  - Potential to acquire assets from sponsors

Multi-faceted strategy provides multiple levers to sustain and grow the business

Business Segment Overview


INLET SLUG CATCHER

Services Span Midstream Value Chain

Natural Gas Services	Wholesale Propane Logistics	NGL Logistics



Natural Gas
Transportation Lines/Storage/LNG Facilities
Gas End Users
Wellhead (Onshore and Offshore)
Gas and Crude Gathering
Gas Processing Plants
Mixed Product and Crude Pipelines
Fractionation/ Refinery/ Upgrading Facilities
NGL/Crude/ Refined Product Pipelines/Facilities
Terminal/ Storage Facilities
Transportation Lines/Rail/Truck/ Marine Barges/Tankers
Retailers/End Users/Retail Stations

Complementary portfolio of diversified fee and commodity based businesses

Natural Gas Services Segment


Antrim System
Douglas System
WY
MI
Jackson and Litchfield Pipelines
Bay City Pipeline
CO
Collbran System
Lindsay System
OK
Minden System
Ada System
Pelico Intrastate Pipeline
East Texas System
TX
LA
Discovery System
DCP Midstream Partners Plant
DCP Midstream Partners Fractionator
DCP Midstream Partners Treating Facility
DCP Midstream Partners Pipeline

- Well positioned asset portfolio
- Offshore volume growth
- Organic projects in progress in Piceance Basin and East Texas

Geographically diverse asset portfolio providing benefit during challenging times

Wholesale Propane Logistics Segment



DCP Midstream Partners Terminal
Open Access Pipeline Terminal
Buckeye Pipeline
TEPPCO Pipeline
Bangor Terminal
ME
VT
Albany Terminal
NH
Auburn Terminal
NY
Berlin Terminal
MA
Westfield Terminal
Midland Terminal
CT
Providence Marine Terminal
OH
PA
NJ
WV
MD
York Terminal

- Six owned rail terminals and one owned pipeline terminal
- Leased marine terminal
- 485,000 barrels storage
- Marketing at several open access pipeline terminals

- Supply and logistical capabilities provide competitive advantage
- Well positioned for 2009/2010 heating season

Breadth of supply options drives favorable results in 2008-2009 heating season

NGL Logistics Segment



Black Lake Pipeline
TX
LA
Mont Belvieu Hub
Houston
Wilbreeze Pipeline
Seabreeze Pipeline
DCP Midstream Partners Gas Plant
DCP Midstream, LLC Gas Plant
3rd Party Facility
3rd Party NGL Pipeline

- Assets complement G&P business
- Provides broader exposure to midstream value chain

Integrated fee-based business

Financial Overview



Contracts and Commodity Sensitivities


2009 Margin
Condensate 9%
Percentage of Proceeds/Liquids 34%
Keep Whole 4%
Fee-Based 53%


2009 Margin
Commodity Unhedged 7%
Fee-Based 53%
Commodity Hedged 40%

Estimated 2009 Annual Commodity Sensitivities*

Commodity	Amount of Change	Impact to Adjusted EBITDA ($MM)
Natural Gas	+/- $1.00/MMBtu change	+/-$0.1
Crude Oil	+/- $5.00/Bbl change in crude at 60% NGL to crude relationship	+/-$1.4
NGL to Crude Relationship	+/-5 percentage point change (assuming 60% NGL to crude oil relationship and $60/Bbl crude)	+/-$4.3**

* Excluding keep whole sensitivities
** Impact to Adjusted EBITDA increases/decreases by ~$1.5MM for each $20/Bbl increase/decrease in crude oil price from $60/Bbl

Over 90% of 2009 margins are fee-based or supported by commodity hedges

Long-Term Cash Flow Stability

- **Approximately 80% of commodity sensitive margins hedged through 2010**
  - Added to hedge portfolio for 2013 and 2014 at accretive prices



Crude Oil & NGL Hedge Position
Hedged Volume (Bbls/d)
3,000
2,500
2,000
1,500
1,000
500
0
$100.00
$75.00
$50.00
$25.00
$0.00
$71.28
$73.04
$74.44
$75.99
$75.86
839
207
2,125
1,750
700
2009
2010
2011
2012
2013
2014
Hedged Crude Volume (Bbls/d)
Hedged NGL Volume at $1.18 gal
Weighted Average Swap Price
Forward Price (WTI)



Natural Gas Hedge Position
Hedged Volume (MMBtu/d)
6,000
5,000
4,000
3,000
2,000
1,000
0
$8.00
$6.00
$4.00
$2.00
$0.00
$7.04
$6.94
$7.54
$7.54
$7.54
$3.95
$5.74
$6.47
$6.69
$6.75
5,134
4,534
2009
2010
2011
2012
2013
Hedged Natural Gas Volume (MMBtu/d)
Weighted Average Swap Price
Forward Price (Henry Hub)

Multi-year hedge positions provide cash flow stability

2009-2010 DCF Forecast at Various Price Assumptions

- **Annualized distribution at current per unit distribution level is $88 million in 2009 and $90 million in 2010**

2009
($ Millions)

<table>
<tr><th>Crude ($/Bbl)</th><th colspan="3">NGL to Crude Relationship</th></tr>
<tr><th></th><th>50%</th><th>60%</th><th>70%</th></tr>
<tr><td>$40</td><td rowspan="4">$75 - 85</td><td rowspan="2">$75 - $85</td><td rowspan="2">$80 - $95</td></tr>
<tr><td>$50</td></tr>
<tr><td>$60</td><td>$80 - $90</td><td>$95 - $105</td></tr>
<tr><td>$70</td><td>$85 - $95</td><td>$105 - $115</td></tr>
<tr><td>Distribution Coverage Ratio</td><td>0.9x - 1.0x</td><td>0.9x - 1.1x</td><td>0.9x - 1.3x</td></tr>
</table>

2010
($ Millions)

<table>
<tr><th>Crude ($/Bbl)</th><th colspan="3">NGL to Crude Relationship</th></tr>
<tr><th></th><th>50%</th><th>60%</th><th>70%</th></tr>
<tr><td>$40</td><td rowspan="3">$90 - $110</td><td rowspan="2">$95 - $115</td><td rowspan="2">$100 - $120</td></tr>
<tr><td>$50</td></tr>
<tr><td>$60</td><td>$100 - $120</td><td>$115 - $140</td></tr>
<tr><td>$70</td><td>$95 - $115</td><td>$110 - $135</td><td>$125 - $165</td></tr>
<tr><td>Distribution Coverage Ratio</td><td>1.0x - 1.3x</td><td>1.1x - 1.5x</td><td>1.1x - 1.8x</td></tr>
</table>

Highly hedged position significantly mitigates downside commodity price risk

Liquidity Position
As of March 31, 2009 ($ in millions)

Liquidity	
Credit Facility Commitment[(1)]	**$ 825**
Revolver Drawn	(585)
Net Capacity Available	**$ 240**
Remaining 2009 Organic Expansion Capital	$ 50
Liquidity (Excluding Cash) Estimated at 12/31/09	**$170 - $190**

Credit Metrics and Covenants[(3)]	
Effective Interest Rate	4.6%
Credit Facility Leverage Ratio (max 5.0x/5.5x)[(2)]	3.8x
Interest Coverage Ratio (min 2.5x)	5.1x

Favorable credit facility supports operations and capital program

(1) Excludes unfunded Lehman commitment
(2) Max of 5.0x is increased to 5.5x for three quarters at time of acquisition
(3) Long-term debt for credit facility covenant calculation includes only revolver drawn and excludes the $60 million term loan that is fully offset by the $60 million in restricted investments held as collateral. EBITDA for the credit facility covenant calculations includes adjustments for distributions received in excess of equity earnings, proforma 12 months EBITDA for acquisitions, ratable credit for organic spending, and certain non-cash items.

Investment Summary



Recent Highlights

- Strong Q1 results provide a solid foundation to achieve 2009 forecast
- Successfully executing on each element of business plan
  - Strong sponsor support as evidenced by East Texas drop down transaction
  - Commenced initial flows on East Texas gathering system expansion and from Discovery's Tahiti platform
  - Piceance Basin capital project to be completed later this year
- Maintaining solid credit metrics and liquidity
  - Existing credit facility supports operations and capital program

Business performance and outlook support current distribution

Positioned for Long Term Success

- **DCP enterprise has a leading industry position in the midstream sector**
  - Company built through successful track record of acquisitions and consolidation
- **DPM is strategic to the enterprise growth strategy**
  - Growth vehicle for ConocoPhillips' and Spectra Energy's investment in midstream assets
  - Working in concert with general partner to deliver strong operating results and develop growth opportunities
- **DPM business model structured to support long term success**
  - Built to withstand commodity cycles
  - Maintaining financial strength and flexibility
  - Competitive advantage of strong sponsorship
  - Prudently managed by experienced team

Sponsors are committed to our success

Relative Yields

Median Sector Yields at 5/21/09



30%
25%
20%
15%
10%
5%
0%
DPM Yield: 13.0%
16.9%
13.6%
13.2%
9.7%
9.0%
7.4%
Shipping
G&P
E&P
Propane
Pipeline & Transport
GP HoldCo

Source: Wachovia Research

DPM unit price and yield represents a compelling investment opportunity

Key Investment Highlights

- Capitalizing on strong sponsorship of DCP Midstream, ConocoPhillips and Spectra Energy
- Diversified business model and geographic footprint with strong market positions
- Balanced contract portfolio with significant fee-based business
- Multi-year hedging program mitigates downside risk even through periods of sustained low commodity prices
- Existing credit facility supports liquidity needs
- Experienced management team with a demonstrated track record of growing midstream and MLP businesses

Disciplined business model positions DPM for long term success